Where Intelligence Meets Infrastructure® Investor Presentation November 11, 2020

NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. 2

Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, trend descriptions, the COVID-19 pandemic, go-to-market strategies, operational excellence, acceleration of new product development, end market performance, net sales performance, adjusted operating income and adjusted EBITDA performance, margins, capital expenditure plans, litigation outcomes, capital allocation and growth strategies, and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including the extent, duration and severity of the impact of the COVID-19 pandemic on the Company’s operations and results, including effects on the financial health of customers (including collections), the Company and the financial/capital markets, government-mandated facility closures, COVID- 19 related facility closures and other manufacturing restrictions, logistical challenges and supply chain interruptions, potential litigation and claims emanating from the COVID-19 pandemic, and health, safety and employee/labor issues in Company facilities around the world; regional, national or global political, economic, market and competitive conditions; cyclical and changing demand in core markets such as municipal spending; government monetary or fiscal policies; residential and non-residential construction, and natural gas distribution; manufacturing and product performance; expectations for changes in volumes, continued execution of cost productivity initiatives and improved pricing; warranty exposures (including the adequacy of warranty reserves); the Company’s ability to successfully resolve significant legal proceedings, claims, lawsuits or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; changing regulatory, trade and tariff conditions; failure to achieve expected cost savings, net sales expectations, profitability expectations and manufacturing efficiencies from our large capital investments in Chattanooga and Kimball, Tennessee and Decatur, Illinois and plant closures; the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions or divestitures; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recently filed Quarterly Reports on Form 10-Q and Annual Report on Form 10-K (all of which risks may be amplified by the COVID-19 outbreak). Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission. 3

Mueller Water Products at a Glance HISTORY LTM FINANCIALS (1) KEY PRODUCTS (2) END MARKETS (2) AS OF SEPTEMBER 30, 2020 • Founded over 160 years ago $ in millions % of Consolidated Net Sales • Spun off from Walter Net sales $964.1 Industries in 2006 • Listed on NYSE (MWA) June Adjusted EBITDA $190.6 1, 2006 % of net sales 19.8% Hydrants & 60-65% Brass Repair and 25-30% • Divested U.S. Pipe (April Gate Valves Products Cash Flow from Operations $140.3 replacement Residential 2012) and Anvil (Jan. 2017) of municipal construction Free Cash Flow $72.6 water • Acquired Singer Valve (Feb. systems 2017) and Krausz Industries Specialty Total Debt $447.6 Valve & (Dec. 2018) Repair Total Cash $208.9 • Paid and settled Walter Tax <10% Technologies Liability for $22.2 million Net Debt to Adjusted EBITDA 1.3 x Natural gas utilities with no future obligations Total Liquidity $342.8 (Nov. 2019) WATER-FOCUSED COMPANY WITH APPROXIMATELY TWO-THIRDS OF NET SALES RELATED TO REPAIR AND REPLACEMENT ACTIVITIES OF UTILITIES (1) Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020. (2) Key product categories and end market data based on fiscal 2020 information and estimates and includes sales for Infrastructure and Technologies segments. 4

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets LONG-TERM END MARKET DYNAMICS • Aging infrastructure with increasing public awareness driving need for investment requiring CONTINUE TO IMPROVE a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MODERNIZING MANUFACTURING AND • Enhanced operational excellence initiatives delivering ongoing productivity improvements DRIVING OPERATIONAL EXCELLENCE • Prioritizing capital investments to modernize manufacturing facilities, equipment and TO DELIVER MARGIN EXPANSION processes to drive margin expansion and continued investment in product development LEVERAGING STRENGTHS TO • Potential adoption of technology-enabled products by water utilities to actively diagnose, monitor and control the delivery of drinking water INCREASE TECHNOLOGY-ENABLED • Proprietary fixed leak detection, pipe condition assessment, smart metering and software PRODUCTS offerings for utilities to have flexible and scalable platform for infrastructure monitoring • Flexible balance sheet with 1.3x net debt leverage and ample liquidity with $342.8 million FLEXIBLE BALANCE SHEET AND available STRONG CASH FLOW • Enabling growth through capital investments and acquisitions, while historically returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 5

End Market Performance* • Customers increased their level of activity from the third quarter, prioritizing critical Key Takeaways network maintenance and existing infrastructure projects • Level of repair and replacement and project activity continues to vary significantly across • Overall, end markets the country; regions experiencing faster population growth and smaller economic improved during the headwinds recovering more quickly Municipal Water fourth quarter • Continue to see some delays in the approvals/implementation of new projects; haven't Repair and seen cancellations • Break-fix portion of Replacement • Expect project-related portion of the market to remain challenged as budgets adjust to the municipal budgets (Approximately 60-65% impacts from the pandemic more resilient of consolidated net • Hopeful that additional federal stimulus efforts will help municipalities get through this sales) • Approximately two- challenging period relatively quickly, so they can continue to address their aging thirds of our net sales distribution networks relate to repair and • Break-fix portion of municipal treatment, collection and distribution budgets will be much replacement activities more resilient; estimate approximately two-thirds of our net sales relate to repair and replacement activities of utilities of utilities • Anticipate that growth • Continued to show signs of strength in the fourth quarter, as evidenced by the double-digit in the residential increase in housing starts, primarily for single-family residences construction end Residential • Believe residential construction will continue to outperform primarily based on low Construction mortgage rates, relatively low developed lot inventories and elevated demand levels market will help offset (Approximately 25-30% • Given the backdrop, expect builders to increase lot inventories to meet the higher demand anticipated challenges of consolidated net • Pace of residential construction is highly dependent on a number factors, including the in the project-related sales) pandemic and the seasonality of construction activity, which could restrain some builders portion of the heading into the winter months municipal end market * Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020. 6

Mueller Water Products in a Strong Position vs. Great Recession FOCUSED COMPANY SERVING • Created more focused company after selling U.S. Pipe and Anvil with increased proportion of products for municipal repair and replacement market CRITICAL NEEDS FOR WATER • Additional sales primarily come from residential construction and project-related UTILITIES municipal work CORE PRODUCTS FOR NON- • Estimate two-thirds of net sales relate to repair and replacement activities of utilities DISCRETIONARY REPAIR AND • Residential construction made up about 25% to 30% of our consolidated net sales REPLACEMENT in fiscal 2020 compared with approximately 50% in fiscal 2007 LONG HISTORY AND • Impressive longevity, working with our customers for over a century to ensure they have the vital products and services they need to deliver clean, safe drinking water CONSISTENT CASH FLOW • Generated solid cash flows throughout the cycle evidenced by consistently paying a GENERATION quarterly dividend, even during the Great Recession • Reduced leverage by >2 turns since 2008, providing flexibility to invest in the CONSERVATIVE CAPITAL business and return capital to shareholders through the cycle STRUCTURE • Addressed legacy liabilities including exiting multi-employer pension plans and settling the Walter Tax Liability with no future obligations 7

Continue to Make Progress on Key Strategies to Strengthen and Grow the Business 8

Sustainability • Recognize the important role we play in ensuring water is delivered more safely and efficiently than ever before • Mueller Water Products has had a robust Environmental, Health & Safety program for many years • Safety and environmental stewardship are top priorities and are included in annual executive incentive targets • Will further elevate and showcase our sustainability initiatives through our inaugural ESG report to be published in December 9

Products and Markets

Strong Position in Broader Water Market Leading Product Positions in Key Product Categories (1) Water-Related Revenue as a % of Total Revenue (2) With over 160 years in the water utility market, Mueller Mueller Water Products is a water-focused company with Water Products has a large installed base of products approximately two-thirds of net sales related to repair and used by customers for new construction and repair and replacement activities of utilities replacement 100% 100% 99% Fire Iron Gate Butterfly Brass 90% 89% Hydrants Valves Valves Products 85% Product Product Product Product 69% #1 Position #1 Position #1 Position #2 Position 59% 49% McWane ACIPCO DeZURIK PNR AQUA AOS MWA BMI XYL WTS FELE RXN Hydrants, Iron Water Gate & Water Commercial A.Y. McDonald Water & Hot Water Treatment, Butterfly Transportation, & Water Wastewater Heaters & Water Behind-the-Wall Filtration, Valves, Brass Treatment, Residential Pumping Treatment Boilers, Water Metering Plumbing Aquatics/Pool, Products, Pipe Testing and Water Systems Ford Meter Box Solutions Treatment Point-of-Use Repair & Leak Metering Products Key Products Detection, Metering (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Company filings and presentations. 11

Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base 12

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is D and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50B (4)
- ASCE estimates that the current annual investment gap expected to increase from $81B to $136B in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

MUELLER Mueller Water Products 13

Aging Infrastructure Increasing Water Main Breaks

Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (1)
- 240,000 water main breaks per year (2)
- Up to 30% of treated water is lost or unaccounted for in the water system (4)
- Growing number of states requiring water loss audits (5)

Average age of pipe infrastructure, by region (6)



5%
17%
43%
35%
16%
20%
32%
32%
17%
17%
35%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report
(2) EPA Aging Water Infrastructure Research Program
(3) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(4) Navigant Research
(5) National Resource Defense Council
(6) Bluefield Research, May 2018: Advanced Asset Management for Municipal Water: Global Trends & Strategies, 2018 – 2027

Water Main Break Rates Increasing (3)

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14 percent of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27 percent, from 11 to 14 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe — which make up 41 percent of the installed water mains in the U.S. and Canada — have increased by more than 40 percent over those six years
  - 82 percent of cast iron pipes are more than 50 years old and experiencing a 46 percent increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16 percent of North America's underground water infrastructure is past its design service life

MUELLER Mueller Water Products 14

Funding Water Utilities Infrastructure Repair Water Utilities in North America Sources of Funding for U.S. Utilities • >50,000 water utilities and >14,000 wastewater utilities in U.S. • For U.S. utilities, 96% funded at state and local government level (3) (1) and Canada • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400 (4) • Around 1,100 water utilities, <2.5% of the total, serve • CPI for water and sewerage maintenance increased 3.1% for 12 months ended approximately 60% of the estimated population served (>200M) (1) September 2020 (5) • U.S. municipal bond issuance for year-to-date October 2020 period is 25.0% higher (6) • Approximately 14% of the U.S. population served by privately-owned • U.S. Federal government provides incentives for water utility projects such as Drinking (2) water systems, including investor-owned utilities (IOU) Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) Distribution of Water Utilities in North America(1) Historical Water Rates vs. Other Utilities(4) 600 Estimated % of CPI Utilities (NSA 1982-1984 = 100) Market Tier # Water % of Total Population Population 500 (by population served) Utilities Utilities Served Served 400 >250,000 158 0.3% 109.3M 32.1% 300 50,000 – 250,000 981 1.9% 93.3M 27.4% 200 3,300 – 50,000 8,725 17.2% 109.9M 32.3% 100 <3,300 40,889 80.6% 27.7M 8.1% 0 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 (1) Bluefield Research 2019, Water Industry 4.0 Focus Report CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items (2) Bluefield Research 2019, U.S. Private Water Utilities Report (3) RAND Corporation 2017 Report titled “Not Everything is Broken” (4) American Water Works Association 2016 Water and Wastewater Rate Survey (5) Bureau of Labor Statistics (6) Securities Industry and Financial Markets Association (SIFMA) 15

Need for Digital Water Solutions Expected to Accelerate

Bluefield Research April 2020 Note

"COVID-19 is an inflection point for long-term resilience, digital transformation of water sector. The U.S. & Canada digital water market is expected to sustain sizeable top-line losses in the immediate aftermath of the COVID-19 outbreak, but the pandemic is ultimately expected to drive greater demand for digital solutions going forward."

Key Drivers for Digital Water Solutions



Aging Infrastructure and Non-Revenue Water

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2)
- 240,000 water main breaks per year with 27% increase in break rates since 2012 (3,4)
- Up to 30% of treated water is lost or unaccounted for in the water system (5)
- Growing number of states requiring water loss audits (6)



Climate Change, Water Scarcity and Population Growth

- Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management
- 57% of U.S. experiencing drought or abnormally dry conditions (7)
- Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets
- Population growth and migration trends leading to increased urbanization



Aging Workforce and Consumer Awareness

- Aging workforce at U.S. & Canada water & wastewater utilities is projected to see significant retirements over the next ten years
- Increasing consumer awareness and demand for water quality and usage information

In this COVID-Accelerated scenario, digital spend grows at a 12-year CAGR of 8.7%, compared to 6.5%. In other words, the COVID-19 crisis is projected to advance the U.S. &. Canada digital water market by at least two to three years by the late 2020s.(1)

(1) Bluefield Research Note from April 15, 2020, "Pandemic Represents Watershed Moment for U.S. & Canada Digital Water Market"
(2) Bluefield Research 2019, Water Industry 4.0 Focus Report
(3) EPA Aging Water Infrastructure Research Program
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University. "Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year
(5) Navigant Research
(6) National Resource Defense Council
(7) U.S. Drought Monitor as of September 1, 2020 (includes contiguous 48 states)

MUELLER Mueller Water Products 16

Broad-line of Technology-enabled Products

- Currently have a number of products addressing these categories, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform

Digital Water Category	Growth vs. Total Digital Water Market (1)
Information Management	++++
Network Management	++
Work & Asset Management	+
Metering & Customer Management	–
Plant Management	– – – –

Current Product Offerings

Sentryx™

Infrastructure Monitoring Software





Acoustic Fixed Leak Detection & Pipe Condition Assessment



Pressure Monitoring & Control



Water Quality Monitoring



AMR, AMI, Remote Disconnect Meters, Communications

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report. Estimated CAGR of 6.5% for North American Digital Water Market between 2019 and 2030.

MUELLER Mueller Water Products 17

Modernizing Manufacturing Facilities

- Three transformational projects account for approximately $130M of capital spending and expected to drive approximately $30M of annualized incremental gross profit through combination of efficiencies and sales growth, after all are completed
  - Modernizing facilities, equipment and processes will expand gross margins with broader product capabilities and operational efficiencies
  - Driving improvements in environmental impact using less resources and manufacturing waste



Capital Expenditures*
($ in millions)
Capital Expenditures
% of Consolidated Net Sales
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FY15
FY16
FY17
FY18
FY19
FY20
FY21**
$27.2
$31.5
$40.6
$55.7
$86.6
$67.7
$80 - $90
3.4%
3.9%
4.9%
6.1%
8.9%
7.0%

* Consolidated capital expenditures includes Infrastructure, Technologies and Corporate segments. Periods prior to FY18 exclude Anvil.
** Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020.

Three Large Projects

Project	Location	Expected Completion(1)
Large Casting Foundry	Chattanooga, TN	2020
Brass Foundry	Decatur, IL	2023
Specialty Valve Manufacturing	Kimball, TN	2023

Expect capital expenditures as a % of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL

(1) Represents timing of full project completion and not timing of full annualized benefit from efficiencies and sales from new products

MUELLER Mueller Water Products 18

Financial Performance

Fourth Quarter Highlights* • Employees continue to execute in an extremely challenging environment resulting from the ongoing pandemic Key Takeaways − Continue to improve procedures to ensure high customer service levels and keep our employees safe and • Finished 2020 better healthy than expected, − As an essential business, will maintain focus on operating with enhanced procedures to protect employees, customers and communities especially given the − Response team continues to provide leadership through this crisis pandemic • Witnessed resiliency of • Financial performance significantly improved sequentially, with net sales close to high our business end of guidance and adjusted EBITDA above guidance • Despite the − Generated sequential net sales growth at both Infrastructure and Technologies from increased repair and challenges, our teams replacement activity and swift recovery in residential construction − Increased adjusted EBITDA 1.2%, even though consolidated net sales decreased 0.6% stepped up to the task − Delivered a 130 bps. increase in gross margin, excluding Krausz inventory acquisition costs in the prior • Pandemic reinforces year quarter, and 40 bps. increase in adjusted EBITDA margin strategic priorities to become an innovative • Increased cash flow during quarter, further strengthening balance sheet ending leader in the water quarter with $209M in cash outstanding infrastructure industry − Prioritizing investing in our business through new product development, executing our capital investments and making bolt-on acquisitions and position ourselves − Ended voluntary suspension on share repurchases instituted as a cautionary measure resulting from the for sustained long-term pandemic growth − Will consistently return cash to shareholders, primarily through our quarterly dividend, which Board of Directors recently increased by 5% * Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020. 20

Q4 2020 Consolidated Financial Highlights*

- Net sales of $265.3M decreased $1.6M, or 0.6%, primarily due to reduced shipment volumes related to the pandemic impacting Technologies, partially offset by increased volumes and higher pricing at Infrastructure
- Gross profit of $93.9M increased $5.1M, or 5.7%, with a gross margin of 35.4%
  - Gross margin increased 210 basis points primarily due to the Krausz inventory acquisition costs in the prior year quarter, improved manufacturing performance and increased sales at Infrastructure, partially offset by the decrease in shipment volumes at Technologies and $3.6M of expenses related to the pandemic; Gross margin increased 130 basis points, excluding $2.3M of Krausz inventory acquisition costs in prior year
- Adjusted operating income of $41.8M improved $13.2M sequentially, and decreased $0.8M, or 1.9%
  - Decrease primarily due to lower shipment volumes at Technologies and $4.0M of expenses related to the pandemic, which were partially offset by $3.1M of temporary SG&A savings, improved manufacturing performance and higher sales at Infrastructure
- Adjusted EBITDA of $57.6M increased $0.7M, or 1.2%, leading to adjusted EBITDA margin of 21.7%, 40 basis points better than prior year
  - Full-year 2020 adjusted EBITDA was $190.6M, or 19.8% of net sales
- Generated adjusted net income per share of $0.17 compared with $0.19 in the prior year

Fourth Quarter	2020	2019
Net sales	$ 265.3	$ 266.9
Gross profit	$ 93.9	$ 88.8
Gross margin	35.4%	33.3%
Adj. operating income	$ 41.8	$ 42.6
Adj. operating margin	15.8%	16.0%
Adj. EBITDA	$ 57.6	$ 56.9
Adj. EBITDA margin	21.7%	21.3%
Adj. net income per share	$ 0.17	$ 0.19

$ in millions except per share amounts

4Q20 results exclude strategic reorganization and other charges of $1.1M and tax benefits of $0.3M

4Q19 results exclude Krausz inventory acquisition costs of $2.3M, strategic reorganization and other charges of $3.7M, $0.3M refund related to exit of Canadian pension plans, $2.4M gain from the sale of an idle property, $16.4M benefit associated with the Walter Energy Accrual and tax effects of $2.5M

* Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020.

MUELLER Mueller Water Products 21

Full-Year 2021 Outlook* • Believe continued strong growth in the residential construction end market will help offset any challenges in the project-related areas of our business Capital Allocation • Expectations also take into account our current backlog, new product initiatives and channel • Strong balance sheet, strategies liquidity and cash flow − Includes strong bookings at Technologies in 2020 with backlog for Metrology $39M higher compared with last year to support our primarily due to new customer wins at Newport News, VA, and Newport Beach, CA strategies • Anticipate consolidated net sales for the full-year 2021 will be between flat and 3% higher • Maintaining balanced than the prior year − Saw great variability in our quarterly net sales performance throughout 2020, where we generated strong organic sales approach to capital growth in the first half of the year, prior to the pandemic allocation to strengthen − For Q1FY21, expect consolidated net sales to increase versus the prior year resulting from fourth quarter orders and our shippable backlog and grow the business − In Q2FY21, anticipate that net sales will decrease versus the very strong net sales growth we achieved in the prior year through capital quarter investments and bolt- − Anticipate that Q3FY21 net sales growth will be the strongest, since we are lapping the beginning of the pandemic on acquisitions • Driven by anticipated volumes and improved operational execution, expect that adjusted • Continuing to return EBITDA will increase between 4% and 7% as compared with the prior year cash to our • Expect to generate positive free cash flow for the full-year, without large working capital shareholders, primarily benefit generated in 2020 through our ongoing • Expectations assume that the pandemic’s impact does not significantly change from what we quarterly dividend experienced in the fourth quarter * Expectations for other financial metrics for full-year 2021 provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020. 22

Free Cash Flow* $160.0 • Net cash provided by operating activities for fiscal year $140.3 ended September 30, 2020 improved $47.8M to $140.0 $67.7 $140.3M, primarily driven by improvements in inventory $120.0 management $92.5 $100.0 • Q1FY20 included the payment associated with the Walter Tax settlement ($16.6M net of tax benefit) $80.0 $86.6 $72.6 • Invested $67.7M in capital expenditures during 2020 as $60.0 compared with $86.6M in 2019 $ in millions $ in $40.0 − Decrease primarily due to the timing of spending for $20.0 large capital projects as we postponed some of the $5.9 work at our new Brass foundry $0.0 FY2019 FY2020** • Free cash flow for 2020 improved $66.7M to $72.6M Capital expenditures compared with $5.9M in 2019 Free cash flow Cash provided by operating activities * Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020. ** Both cash provided by operating activities and free cash flow for FY2020 include the pre-tax $22.2M payment ($16.6M net of the tax benefit) associated with the Walter Tax settlement in Q1FY20 23

Strong Balance Sheet and Ample Liquidity*

Well-Prepared to Deal with Ongoing Challenges from Pandemic

Credit Rating

- Moody's: Ba2 Corporate Rating, Ba3 Notes Rating, Stable Outlook
- S&P: BB Corporate and Notes Ratings, Stable Outlook

Debt Structure

- $450M of 5.5% Senior Unsecured Notes (matures June 2026)
- Asset based lending agreement ("ABL") provides up to $175M revolving credit facility subject to borrowing base (LIBOR + 200 basis points) with none outstanding (terminates July 29, 2025)

Net Debt Leverage & Liquidity

- $238.7M net debt with total debt of $447.6M** and cash and cash equivalents of $208.9M
- Net debt leverage was 1.3x at September 30, 2020
- No debt maturities prior to June 2026
- $342.8M of total liquidity including $133.9M of excess availability under the ABL, based on September 30, 2020 data

Debt Maturities



$ in millions
$500
$400
$300
$200
$100
$0
No debt repayments prior to June 2026
$450
FY21
FY22
FY23
FY24
FY25
FY26

Financial Covenants

- No financial maintenance covenants on Senior Unsecured Notes
- ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered

* Provided with Q4FY20 earnings press release and presentation on November 9 & 10, 2020.
** 5.5% Senior Unsecured Notes include $4.9M of deferred financing costs

MUELLER Mueller Water Products 24

Balanced and Disciplined Capital Allocation Cash Allocation since December 31, 2016 Capital Allocation Priorities (Through September 30, 2020) • Strong balance sheet, liquidity and cash flow $214M to Shareholders to support our strategies - $114M dividends - $100M share repurchases • Maintaining balanced approach to capital allocation to strengthen and grow the Shareholders business through capital investments and 29% bolt-on acquisitions • Continuing to return cash to our shareholders, Strategic (1) primarily through our ongoing quarterly Investments Balance dividend 57% Sheet (2) 14% – Board of Directors recently increased quarterly dividend by 5% – Ended voluntary suspension on share repurchases instituted as a cautionary $419M to Strategic Investments measure resulting from the pandemic - $246M capital expenditures - $173M acquisitions (1) Includes consolidated capital expenditures and cash paid for acquisition of Krausz Industries and Singer (excludes proceeds from sales of assets) (2) Includes debt retirement and pension plan payments ($35 million pension settlement in Q4FY17 and $2 million to exit Canadian and multiemployer plans), and includes $22.2 million payment for Walter Tax Settlement) 25

Investment Highlights STRONG COMPETITIVE POSITION LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW 26

Supplemental Data

History of Strong Financial Performance • Over last five years (FY15 to FY20), delivered 4.0% net sales CAGR with 5.9% adjusted EBITDA CAGR • Adjusted EBITDA margin improved 170 bps. over the last five years (FY15 to FY20) Consolidated Net Sales Consolidated Adjusted EBITDA (1) and ($ in millions) Adjusted EBITDA Margin ($ in millions) $1,200 $400 25.0% 20.5% $968 $964 $350 19.5% 19.8% 19.7% 19.8% $1,000 $916 18.1% 20.0% $793 $801 $826 $300 $800 $250 15.0% $198 $180 $191 $600 $200 $164 $143 $156 $150 10.0% $400 $100 $200 5.0% $50 $0 $0 0.0% FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (1) Adjusted EBITDA excludes other charges of $51.7M in FY2015, $23.8M in FY2016, $21.2M in FY2017, $19.7M in FY2018, $43.3M in FY2019 and $13.2M in FY2020. 28

Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1B since March 31, 2006 and $650M since September 30, 2008 • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions • Total debt of $447.6M and cash and cash equivalents of $208.9M leading to net debt leverage of 1.3x at September 30, 2020 with $342.8M of excess availability under the ABL, based on September 30, 2020 data Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $541 $600 $489 $484 $481 $445 $446 $448 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 29

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 242.5 $ 22.8 $ — $ 265.3 Gross profit $ 90.5 $ 3.4 $ — $ 93.9 Selling, general and administrative expenses 33.5 5.9 12.7 52.1 Gain on sale of idle property — — — — Strategic reorganization and other charges 0.2 0.1 0.8 1.1 Operating income (loss) $ 56.8 $ (2.6) $ (13.5) $ 40.7 Operating margin 23.4% (11.4) % 15.3 % Capital expenditures $ 15.4 $ 1.0 $ 0.1 $ 16.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 26.7 Strategic reorganization and other charges 1.1 Income tax benefit of adjusting items (0.3) Adjusted net income $ 27.5 Weighted average diluted shares outstanding 158.7 Adjusted net income per diluted share $ 0.17 30

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 26.7 Income tax expense (1) 8.8 Interest expense, net (1) 6.0 Pension benefit other than service (0.8) Operating income (loss) $ 56.8 $ (2.6) $ (13.5) 40.7 Strategic reorganization and other charges 0.2 0.1 0.8 1.1 Adjusted operating income (loss) 57.0 (2.5) (12.7) 41.8 Pension benefit other than service — — 0.8 0.8 Depreciation and amortization 12.8 2.1 0.1 15.0 Adjusted EBITDA $ 69.8 $ (0.4) $ (11.8) $ 57.6 Adjusted operating margin 23.5% (11.0) % 15.8 % Adjusted EBITDA margin 28.8% (1.8) % 21.7 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 62.5 Less capital expenditures (16.5) Free cash flow $ 46.0 (1) We do not allocate interest or income taxes to our segments. 31

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 234.7 $ 32.2 $ — $ 266.9 Gross profit $ 81.5 $ 7.3 $ — $ 88.8 Selling, general and administrative expenses 32.6 6.5 9.4 48.5 Gain on sale of idle property (2.4) — — (2.4) Strategic reorganization and other charges 0.6 — 3.1 3.7 Operating income (loss) $ 50.7 $ 0.8 $ (12.5) $ 39.0 Operating margin 21.6% 2.5% 14.6 % Capital expenditures $ 33.7 $ 1.0 $ (1.0) $ 33.7 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 40.2 Krausz inventory step-up amortization 2.3 Strategic reorganization and other charges 3.7 Gain on sale of idle property (2.4) Exit of Canadian pension plans (0.3) Income tax benefit of adjusting items (0.7) Walter Energy accrual adjustment (16.4) Discrete tax benefit of Walter Energy accrual adjustment 3.2 Adjusted net income $ 29.6 Weighted average diluted shares outstanding 158.6 Adjusted net income per diluted share $ 0.19 32

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 40.2 Income tax expense (1) 11.4 Interest expense, net (1) 4.2 Walter Energy accrual (16.4) Pension costs other than service (2) (0.4) Operating income (loss) $ 50.7 $ 0.8 $ (12.5) 39.0 Strategic reorganization and other charges 0.6 — 3.1 3.7 Gain on sale of idle property (2.4) — — (2.4) Krausz inventory step-up amortization 2.3 — — 2.3 Adjusted operating income (loss) 51.2 0.8 (9.4) 42.6 Pension costs other than service — — 0.1 0.1 Depreciation and amortization 12.0 2.0 0.2 14.2 Adjusted EBITDA $ 63.2 $ 2.8 $ (9.1) $ 56.9 Adjusted operating margin 21.8% 2.5% 16.0 % Adjusted EBITDA margin 26.9% 8.7% 21.3 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 74.7 Less capital expenditures (33.7) Free cash flow $ 41.0 (1) We do not allocate interest or income taxes to our segments. (2) Pension cost other than service includes a $0.3M refund for the quarter ended September 30, 2019 related to the annuitization of the accounts of all participants in our Canadian pension plans. 33

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 885.5 $ 78.6 $ — $ 964.1 Gross profit $ 316.4 $ 11.8 $ — $ 328.2 Selling, general and administrative expenses 129.1 24.8 44.5 198.4 Strategic reorganization and other charges 0.6 0.1 12.3 13.0 Operating income (loss) $ 186.7 $ (13.1) $ (56.8) $ 116.8 Operating margin 21.1% (16.7) % 12.1 % Capital expenditures $ 64.5 $ 2.8 $ 0.4 $ 67.7 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 72.0 Strategic reorganization and other charges 13.0 Walter Energy accrual 0.2 Income tax benefit of adjusting items (3.1) Adjusted net income $ 82.1 Weighted average diluted shares outstanding 158.6 Adjusted net income per diluted share $ 0.52 34

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 72.0 Income tax expense (1) 22.1 Interest expense, net (1) 25.5 Walter Energy accrual 0.2 Pension benefit other than service (3.0) Operating income (loss) $ 186.7 $ (13.1) $ (56.8) 116.8 Strategic reorganization and other charges 0.6 0.1 12.3 13.0 Adjusted operating income (loss) 187.3 (13.0) (44.5) 129.8 Pension benefit other than service — — 3.0 3.0 Depreciation and amortization 49.1 8.5 0.2 57.8 Adjusted EBITDA $ 236.4 $ (4.5) $ (41.3) $ 190.6 Adjusted operating margin 21.2% (16.5) % 13.5 % Adjusted EBITDA margin 26.7% (5.7) % 19.8 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.1 Long-term debt 446.5 Total debt 447.6 Less cash and cash equivalents 208.9 Net debt $ 238.7 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.3 x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 140.3 Less capital expenditures (67.7) Free cash flow $ 72.6 (1) We do not allocate interest or income taxes to our segments. 35

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 871.0 $ 97.0 $ — $ 968.0 Gross profit $ 302.9 $ 18.0 $ — $ 320.9 Selling, general and administrative expenses 121.3 26.7 34.7 182.7 Gain on sale of idle property (2.4) — — (2.4) Strategic reorganization and other charges 1.7 — 14.6 16.3 Operating income (loss) $ 182.3 $ (8.7) $ (49.3) $ 124.3 Operating margin 20.9% (9.0) % 12.8 % Capital expenditures $ 80.4 $ 5.5 $ 0.7 $ 86.6 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 63.8 Strategic reorganization and other charges 16.3 Krausz inventory step-up amortization 6.8 Exit of Canadian pension plans 0.7 Gain on sale of idle property (2.4) Income tax benefit of adjusting items (4.4) Walter Energy accrual 22.0 Discrete tax benefit of Walter Energy accrual (4.6) Transition tax benefit (0.6) Adjusted net income $ 97.6 Weighted average diluted shares outstanding 159.0 Adjusted net income per diluted share $ 0.61 36

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 63.8 Income tax benefit (1) 18.3 Interest expense, net (1) 19.8 Walter Energy accrual 22.0 Pension costs other than service (2) 0.4 Operating income (loss) $ 182.3 $ (8.7) $ (49.3) 124.3 Krausz inventory step-up amortization 6.8 — — 6.8 Gain on sale of idle property (2.4) — — (2.4) Strategic reorganization and other charges 1.7 — 14.6 16.3 Adjusted operating income (loss) 188.4 (8.7) (34.7) 145.0 Pension costs other than service — — 0.2 0.2 Depreciation and amortization 44.8 7.9 0.3 53.0 Adjusted EBITDA $ 233.2 $ (0.8) $ (34.2) $ 198.2 Adjusted operating margin 21.6% (9.0) % 15.0 % Adjusted EBITDA margin 26.8% (0.8) % 20.5 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 445.4 Total debt 446.3 Less cash and cash equivalents 176.7 Net debt $ 269.6 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.4 x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 92.5 Less capital expenditures (86.6) Free cash flow $ 5.9 (1) We do not allocate interest or income taxes to our segments. (2) Pension cost other than service includes $0.7M contribution for the year ended September 30, 2019 to annuitize the accounts of all participants in our Canadian pension plans. 37

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